July 3, 1998

          Supplement to the PaineWebber Financial Services Growth Fund
                    and PaineWebber Utility Income Prospectus
                              Dated August 1, 1997


Dear Investor,

                   This is a supplement to the Prospectus of PaineWebber Financial Services Growth Fund and PaineWebber Utility Income Fund.

         Effective July 3, 1998, the PaineWebber Mid Cap Fund (formerly PaineWebber Capital Appreciation Fund), is no longer offered by this Prospectus and is offered by a separate Prospectus dated July 3, 1998. Investors interested in the Mid Cap Fund should contact their investment executive at PaineWebber and request a copy of its Prospectus.